UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: February 25, 2010
(Date of earliest event reported)
DICK’S SPORTING GOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31463	16-1241537
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)
345 Court Street
Coraopolis, Pennsylvania 15108
(Address of Principal Executive Offices) (Zip Code)
(724) 273-3400
(Registrant’s telephone number, including area code)
300 Industry Drive, RIDC Park West
Pittsburgh, Pennsylvania 15275
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS
     (b) Catherine R. Smith, a member of the Board of Directors of Dick’s Sporting Goods, Inc. (NYSE: DKS) (the “Company”) resigned from her employment with GameStop Corp. and has accepted a position with Walmart International. In connection with this change in employment, Ms. Smith tendered her resignation from the Company’s Board of Directors and Audit Committee effective February 25, 2010.
     On March 3, 2010, the Company’s Board of Directors appointed Lawrence J. Schorr, a current member of the Board of Directors and a former member of the Audit Committee, as an interim member of the Company’s Audit Committee to replace Ms. Smith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.
Date: March 3, 2010	By:	/s/ Timothy E. Kullman
		Name:	Timothy E. Kullman
		Title:	Executive Vice President, Finance, Administration and Chief Financial Officer